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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of SCM Microsystems, Inc. on Form S-8/S-3 of our reports dated February 27, 2001 and March 30, 2001, appearing in the Annual Report on Form 10-K of SCM Microsystems, Inc. for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE LLP

San Jose, California
May 17, 2001